LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                Supplement to Statement of Additional Information
                     Dated May 1, 2000, Revised June 1, 2000


The Fund's Statement of Additional Information is amended as follows:

The third paragraph on page seven under the section "INVESTMENT MANAGEMENT AND OTHER SERVICES - General" is changed in its entirety as follows:

Oppenheimer Capital. Oppenheimer Capital, an investment advisor since 1969, located at 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and an indirect wholly-owned subsidiary of Allianz A.G. Oppenheimer Capital's principal executive officer is Kenneth M. Poovey. As of March 31, 2000, Oppenheimer Capital managed over $45 billion in assets.


                                                                   June 27, 2000